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                                                                 Exhibit 10.47


                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT


         This First Amendment to Employment Agreement (this "First Amendment") is entered into as of January 1, 1998 by and between Leslie B. Fox ("Employee") and LEAF Asset Management, Inc., an Ohio corporation ("LEAF") and Lexford, Inc. (formerly known as Cardinal Realty Services, Inc.) ("Employer").

                                    RECITALS:

         A. Employee, Employer and LEAF are a party to that certain Employment Agreement dated as of June 1, 1997 (the "Employment Agreement").

         B. Terms which are used but not otherwise defined in this First Amendment have the meanings given them in the Employment Agreement. The Employer desires to change Employee's employment from LEAF to Employer, to increase the Base Compensation of Employee for the remainder of the term, to modify the provisions relating to the Stock Bonus and Cash Bonus and provide other equity incentives.

         NOW THEREFORE, Employer and Employee agree to amend the Employment Agreement as provided in this First Amendment:

         1.       Amendments to Employment Agreement.

                  (a) From and after the date of this First Amendment, all references to "Employer" in the Employment Agreement shall refer to Lexford, Inc. and not LEAF.

                  (b) From and after the date of this First Amendment, all references to "CRSI" are deleted and replaced with "Employer."

                  (c) Section 1(b) of the Employment Agreement is hereby amended by deleting the term "Executive Vice President of Investment Management" and replacing it with "Executive Vice President and Chief Operating Officer."

                  (d) Section 1(b)(ii) of the Employment Agreement is hereby amended by deleting the term "Chief Investment Officer" and replacing it with "Chief Operating Officer."

                  (e) Sections 1(b) and 1(c) of the Employment Agreement are hereby amended by deleting the phrase "(including Employer)" in both sections.

                  (f) Section 1(c) of the Employment Agreement is further amended by deleting the phrase "or CRSI" in the second sentence of section 1(c).


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                  (g)      Section 2(b) of the Employment Agreement is hereby
                           amended by deleting the clause "the limited liability company organizational documents of Employer" near the end of the second sentence and replacing it with "or other organizational documents of Employer."

                  (h) Section 3(a) of the Employment Agreement is amended by adding the following paragraphs:

                           (v)      Notwithstanding the foregoing, the
                                    Employee's Base Compensation from and after January 1, 1998 shall be Two Hundred Thirty Thousand ($230,000) annually payable in equal bi-monthly installments.

                           (vi) Employee's Base Compensation for fiscal 1998 shall be paid in equal bi-monthly installments of cash and quarterly installments of shares of Common Stock as follows:

                                    (A)     Two Hundred Thousand Dollars
                                            ($200,000) in cash, and

                                    (B)     Thirty Thousand Dollars ($30,000) in
                                            shares of Common Stock of Employer
                                            valued at "Fair Market Value" (as
                                            defined below) on the date of
                                            issuance (i.e., the last day of each
                                            calendar quarter in which Employer's
                                            Common Stock is traded).

                           (vii) For purposes of this Employment Agreement "Fair Market Value" shall mean the closing price of Employer's Common Stock on the NASDAQ National Market System on the date of issuance, or if Employer's Common Stock is not listed or admitted to trading in such system, the principal securities exchange on which Employer's Common Stock is listed or admitted to trading.

                  (i) Section 3(b) of the Employment Agreement is hereby deleted in its entirety, and the following section is substituted therefor:

                              (b) From and after January 1, 1998 and for so long as this Employment Agreement remains in effect, Employer shall pay to Employee bonus compensation as follows:

                                    (i)      For Employer's 1998 fiscal year,
                                             and for each fiscal year thereafter
                                             during which this Employment
                                             Agreement remains in effect,
                                             Employer will pay to Employee a
                                             cash bonus ("Cash Bonus")
                                             determined on the basis of the
                                             increase, if any, of Employer's
                                             "Adjusted EBITDA" (as defined in
                                             Employer's Annual Report on Form
                                             10-K) when compared to Employer's
                                             Adjusted EBITDA for its



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                                             immediately preceding fiscal year,
                                             as reported in Employer's Annual
                                             Report on Form 10-K to be filed
                                             with the Securities and Exchange
                                             Commission ("Comparison EBITDA")
                                             and measured as a percentage of
                                             Comparison EBITDA, as follows:

                  Adjusted EBITDA expressed                                     Cash Bonus Expressed
                  as Percentage of Comparison                                   Percentage of Base
                  EBITDA                                                        Compensation
                  ---------------------------                                   --------------------
                  Up to 103%                                                    0

                  Greater than 103% up to 110%                                  Percentage Increase in Comparison EBITDA
                                                                                (above 103%) multiplied by 1.5;
                                                                                plus, if applicable

                  Greater than 110% up to 120%                                  Additional Percentage Increase in Comparison
                                                                                EBITDA  (above 110%)  multiplied by
                                                                                2; plus if applicable

                  Greater than 120%
                                                                                Additional Percentage Increase in
                                                                                Comparison EBITDA (above 120%)
                                                                                multiplied by 2.5, but not to exceed 60%
                                                                                of Base Compensation



                           (ii) For purposes of determining the Cash Bonus, if any, payable to Employee on account of Employer's 1998 fiscal year, Employee and Employer agree that Employee's 1998 Base Compensation will equal Two Hundred and Thirty Thousand Dollars ($230,000) and the maximum Cash Bonus payable to Employee on account of Employer's 1998 fiscal year equals One Hundred Forty-Four Thousand Dollars ($144,000).

                           (iii) Employee's Cash Bonus, if any, due under this Section 3(b) shall be paid within thirty (30) days after Adjusted EBITDA is calculated from the applicable final audited year end income statements of Employer.

                           (iv)     In addition to the Cash Bonus, for
                                    Employer's 1998 fiscal year, and for each fiscal year thereafter during which this Agreement remains



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                                    in effect, Employer shall, and hereby does
                                    grant to Employee a stock bonus ("Stock
                                    Bonus"; and together with the Cash Bonus, the "Bonus") payable in shares of Employer's Common Stock (the "Common Stock"), in accordance with and subject to a Deferred Shares Award Agreement (the "Deferred Shares Agreement") to be entered into between Employer and Employee in customary form reasonably acceptable to Employer and Employee. The dollar amount of the Stock Bonus will be determined on the same basis as the Cash Bonus (including the limitations set forth in Section 3(b)(ii) and the partial-year provision set forth in Section 6(c)), except that the dollar value of the Stock Bonus as a percentage of Base Compensation will be as follows:

                  Adjusted EBITDA expressed                             Dollar Value of Stock
                  as a Percentage of                                    Bonus Expressed as
                  Comparison EBITDA                                     Percentage of Base Compensation
                  -------------------------                             ---------------------------------
                  Up to 103%                                            0

                  Greater than 103% up to 105%                          Equivalent to Percentage Increase in
                                                                        Comparison EBITDA; plus if applicable

                  Greater than 105% up to 110%                          Additional percentage increase in
                                                                        Comparison EBITDA multiplied by 2, plus
                                                                        if applicable

                  Greater that 110%                                     Additional Percentage Increase in
                                                                        Comparison EBITDA multiplied by 3, but
                                                                        not to exceed 30% of Base Compensation


                           (v) The number of shares constituting the Stock Bonus payable to Employee will be determined by dividing (A) the dollar value of the Stock Bonus determined in accordance with the table above by (B) the closing price of Employer's Common Stock on the NASDAQ National Market System, or if Employer's Common Stock is not listed or admitted to trading in such system, the principal securities exchange on which Employer's Common Stock is listed or admitted to trading on the last trading date in the period for which the Stock Bonus is calculated (i.e. December 31, or the last closing price for the Common Stock immediately preceding the date Employee ceases employment with Employer). Any stock Bonus which Employee is entitled to receive from Employer shall be issued on the same date as the Cash Bonus for the same period.



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                                    No fractional share shall be payable to
                                    Employee in connection with the Stock Bonus, but Employee will be entitled to a cash payment equal to the dollar value of any fractional share to which she would otherwise be entitled under the Stock Bonus, to be paid to Employee together with the payment of Employee's Cash Bonus hereunder.

                  (j) Section 3(c)(ii) of the Employment Agreement is hereby amended by deleting subclauses A, B and C in their entirety and replacing them with the following:

                           (A)      One-half on January 1, 1998,

                           (B)      One-quarter on January 1, 1999, and

                           (c)      One-quarter on January 1, 2000.

                  (k) Section 3(c) of the Employment Agreement is hereby amended by deleting Section 3(c)(iii) in its entirety and renumbering Section 3(c)(iv) to Section 3(c)(iii).

                  (l) Section 3(f) of the Employment Agreement is hereby amended by deleting the phrase "(ii) be due and payable upon the earliest of each sale of any shares of the Common Stock so pledged (to the extent of the net proceeds of such sale with any balance remaining being thereafter due as otherwise provided under this
                           Section 3(f))" and replacing it with the following:

                           (iii) be due upon the earliest of three (3) years from the date of the loan (to the extent of the proceeds of such sale with any remaining balance being thereafter due as originally scheduled)

                  (m) Section 3 of the Employment Agreement is hereby further amended by adding the following:

                           (g) Further, Employer shall, and hereby does, grant to Employee a right to receive forty-eight thousand (48,000) shares of Common Stock (the "Performance Equity Shares"), subject to the vesting requirements set forth in that certain Restricted Shares Agreement dated January 1, 1998 to be entered into between Employer and Employee, in customary form reasonably acceptable to Employer and Employee. Such Restricted Shares Agreement will provide that the Performance Equity Shares will vest in three tranches subject to the later of:
                                    (i) Employer's attaining the "Performance
                                    Goals" (as that term is defined in
                                    Employer's 1997 Performance Equity Plan);
                                    and (ii) Employee's continuing employment with


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                                    Employer or a subsidiary of Employer on
                                    January 1, 1998 (as to a maximum of
                                    one-third of the Performance Equity Shares), January 1, 1999 (as to a maximum of two-thirds of the Performance Equity Shares) and January 1, 2000 (with respect to up to all of the Performance Equity Shares).

                           (h) Employer shall issue to The Provident Bank, a state chartered bank, in its capacity as Trustee under that certain Executive Deferred Compensation Rabbi Trust Agreement dated as of April 18, 1996 (the "Trust Agreement"), or any successor trustee thereunder ("Trustee"), for the benefit of Employee, at no additional consideration or cost to Employee, up to five thousand (5,000) shares of the Common Stock for each share of Common Stock of Employer purchased by Employee from the date of this Agreement through and including March 31, 1999 (the "Matching Stock"). Any Matching Stock which Trustee is entitled to receive from Employer shall be issued to Trustee within thirty
                                    (30) days of Employee's purchase of any
                                    shares of Common Stock and shall be subject to all restrictions and limitations imposed by applicable state and federal securities laws and regulations. Notwithstanding the provisions of Section 3(b)(iv) of this Agreement, in the event that Employee shall be entitled to the payment of a Cash Bonus on account of Employer's 1998 fiscal year, then, in such event, on or before March 31, 1999 Employee may furnish Employer with her written election to receive shares of Common Stock having a fair market value (such fair market value to be determined in the same manner as shares of Common Stock issuable to the Trustee for the benefit of Employee on account of Employee's Stock Bonus for Employer's 1998 fiscal year) in an amount specified by Employee in such written election in lieu of such Cash Bonus. Employee may make such an election only on account of Employer's 1998 fiscal year. Any shares of Common Stock so issued to the Trustee for the benefit of Employee on account of such written election will, in turn, qualify under this Section 3(h) as shares of Common Stock purchased by Employee and, accordingly, the Trustee will be entitled to receive one share of Matching Stock on account of each share of Common Stock issued to Trustee for the benefit of Employee in lieu of Employee's Cash Bonus in accordance with the provisions of this
                                    Section 3(h).

                  (n) Section 4(c) of the Employment Agreement is hereby amended by deleting the clause "(including Employer)" in the first and second sentences of such Section.

                  (o) Section 6(a)(i) of the Employment Agreement is hereby deleted.



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                  (p)      Section 6(c) of the Employment Agreement is hereby
                           amended by deleting the clause "(iii) all of her shares of Restricted Stock and future right to receive the Fund Incentive Payment awarded pursuant to Section 3(c)(iii) of this Employment Agreement" and replace it with the following:

                           (iii) all of her shares of Restricted Stock and Performance Equity Shares (;provided, however, that with respect to shares of Restricted Stock and Performance Equity Shares awarded pursuant to Section 3(c)(ii) and 3(g) Employee's vested right to such shares shall be limited solely to those shares which have vested prior to the date of termination together with those shares which would have otherwise vested on or before the January 1 following the date of termination had Employee remained employed with Employer).

                  (q) Section 6(d) of the Employment Agreement is hereby amended by adding the following clause at the end of such Section:

                           Notwithstanding anything contained herein to the contrary, in the event Employee's Employment Agreement is terminated by Employee prior to May 31, 2000, then Employee shall be entitled to only those shares of Restricted Stock and Performance Equity Shares awarded pursuant to Section 3(c)(ii) and 3(g) that have vested on or before the January 1 immediately preceding the date of termination.

                  (r) Section 6(d) of the Employment Agreement is hereby further amended by deleting "(c)" in the last line of
                           Section 6(d).

         2.       Miscellaneous.

                  (a) Effect of Amendment. Except as specifically provided herein, this First Amendment does not in any way waive, amend, modify, affect or impair the terms and conditions of the Employment Agreement, and all terms and conditions of the Employment Agreement are to remain in full force and effect unless otherwise specifically amended, waived or changed pursuant hereto.

                  On and after the date of this First Amendment, each reference in the Employment Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Employment Agreement shall mean and be a reference to the Employment Agreement as heretofore amended and as further amended by this First Amendment.

                  This First Amendment constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, representations or other arrangements, whether express or




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         implied, written or oral, of the parties in connection therewith except to the extent expressly incorporated or specifically referred to herein.

                  (b) Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

                  (c) Governing Law. This First Amendment shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the State of Ohio, without regard to conflicts of laws principles.

         IN WITNESS WHEREOF, Employer and Employee have signed this First Amendment so as of the date hereinabove provided.


                                    LEAF ASSET MANAGEMENT, INC.
Attest:

/s/ Christine Gallion               By: /s/ John B. Bartling, Jr.
----------------------------            --------------------------------------
                                          John B. Bartling, Jr., President and
/s/ Bradley A. Van Auken                  Chief Executive Officer
----------------------------

/s/ Christine Gallion               LEXFORD, INC.
----------------------------

/s/ Bradley A. Van Auken
----------------------------
                                    By: /s/ John B. Bartling, Jr.
                                        -------------------------------------
                                        John B. Bartling, Jr. President and
                                        Chief Executive Officer


/s/ Christine Gallion                   /s/ Leslie B. Fox
----------------------------            --------------------------------------

                                    LESLIE B. FOX
/s/ Bradley A. Van Auken
----------------------------




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